Exhibit 10.5

Translated From Japanese

Please confirm conditions below.

                                Issue Conditions

1. Title of bonds:         Global Hotline KK
                           The first unsecured bond (Mizuho bank KK Guarantee and it is limited for accredited institution)

2. Total issuing:          150,000,000 yen

3. Redemption amount per
   corporate bond          10,000,000 yen

4. Issue date              2007/7/17

5. Interest payment date   The end of Jun. and the end of Dec. every year (twice
                           a year)

6. Bond Maturity           5 years

7. Redemption              Controlled amortization

8. Amount of controlled
   amortization            1,000,000 yen

9. Redemption Due Date     The first date is the end of Dec/2007

                           Redeem 1,500,000 yen in the end of Jun. and Dec. every year

                           The last date is 2007/6/29 to redeem the rest amount 1,500,000 yen

10. Interest               1.640 %

11. Amount due             100 yen per 100yen of bond

12. Guarantor              Mizuho Bank
                           Portion: 100%
                           (Guarantor fee 0.650% per year)

13. Fiscal agent           Mizuho Bank KK

14. Paying and issuing
    agent                  Mizuho Bank KK

15. Full amount Guarantor  Mizuho Bank KK

16. Directors Meeting date (Bond issued date)         2007/7/6

17. Estimated contract certification execution date   2007/7/9

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Commission and payment due

1. Administrative service commission  3,000,000 yen (issue date)

2. Paying commission                  375,000 yen (amount of issue x 0.250%)

3.                                    (issue date)

4. Newly issued recording commission  13,300 yen (issue date)

5. Principal payment commission       10 sen per 100 yen of principal
                                      (redemption date)

6. Interest payment commission        20 sen per 100 yen of payment
                                      (interest payment date)

7. Retire bond commission             10 sen per 100 yen of principal
                                      (Retire date)

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